AMENDMENT TO

AGREEMENT FOR PURCHASE AND SALE

THIS AMENDMENT is executed effective September 8, 2005 by and between the undersigned Seller and Buyer. This Amendment amends that certain Agreement for Purchase and Sale between Seller and Buyer dated for reference purposes August 18, 2005 regarding the purchase and sale of certain property located at 795 Trademark Drive, Reno, Nevada (the “Agreement”). The defined, capitalized terms used in the Agreement shall have the same meaning when used herein.

The Agreement is amended as follows:

1.	The parties hereby agree that the final day of the Inspection Period and of the

Approval Period shall be September 19, 2005.

2.	This Amendment may be executed in counterparts and shall become binding when one such counterpart has been delivered by each of the parties. Delivery by facsimile is sufficient.

3.	Except as expressly amended hereby, the Agreement remains unamended and is in full force and effect and is hereby ratified and confirmed.

4.	In the event the Agreement has been terminated or is deemed to be terminated,

the Agreement, as modified by this Amendment, is hereby reinstated.

IN WITNESS WHEREOF, this Amendment has been executed as of the date and year first above written.

SELLER:

TREIT-Reno Trademark, LLC, a Nevada limited liability company

BY:	Triple Net Properties, LLC,

a Virginia limited liability company,

its Vice President

	By:	/s/ Jack R. Maurer

Name:	Jack R. Maurer
Title: Executive Vice President

NNN Reno Trademark 1, LLC, a Nevada limited liability company.

By:	Triple Net Properties, LLC,
a Virginia limited liability company,
its Vice President

	By:	/s/ Jack R. Maurer

Name:	Jack R. Maurer
Title: Executive Vice President

1 – AMENDMENT TO

AGREEMENT FOR PURCHASE AND SALE

NNN Reno Trademark 2, LLC, a Nevada limited liability company

By:	Triple Net Properties, LLC, a Virginia limited liability company its Vice President

By: /s/ Jack R. Maurer

Name: Jack R. Maurer Title: Executive Vice President

NNN Reno Trademark 3, LLC, a Nevada limited liability company
By:	Triple Net Properties, LLC,
a Virginia limited liability company
its Vice President
By: /s/ Jack R. Maurer
Name: Jack R. Maurer
Title: Executive Vice President

2	- SECOND AMENDMENT TO

AGREEMENT FOR PURCHASE AND SALE

NNN Reno Trademark 4, LLC, a Nevada limited liability company

By:	Triple Net Properties, LLC,

a Virginia limited liability company,

its Vice President

By: /s/ Jack R. Maurer

	Name: Jack R. Maurer Title:	Executive Vice President

NNN Reno Trademark 5, LLC, a Nevada limited liability company
By:	Triple Net Properties, LLC,
a Virginia limited liability company,
its Vice President
By: /s/ Jack R. Maurer
Name: Jack R. Maurer
Title: Executive Vice President

NNN Reno Trademark 6, LLC, a Nevada limited liability company
By:	Triple Net Properties, LLC,
a Virginia limited liability company,
its Vice President
By: /s/ Jack R. Maurer
Name: Jack R. Maurer
Title: Executive Vice President

2 – AMENDMENT TO

AGREEMENT FOR PURCHASE AND SALE

NNN Reno Trademark 7, LLC, a Nevada limited liability company

By:	Triple Net Properties, LLC,

a Virginia limited liability company,

its Vice President

By: /s/ Jack R. Maurer

	Name: Jack R. Maurer Title:	Executive Vice President

NNN Reno Trademark 8, LLC, a Nevada limited liability company
By:	Triple Net Properties, LLC,
a Virginia limited liability company,
its Vice President
By: /s/ Jack R. Maurer
Name: Jack R. Maurer
Title: Executive Vice President

NNN Reno Trademark 9, LLC, a Nevada limited liability company
By:	Triple Net Properties, LLC,
a Virginia limited liability company,
its Vice President
By: /s/ Jack R. Maurer
Name: Jack R. Maurer
Title: Executive Vice President

BUYER:

Skyline, LP, a limited partnership

By:	RK Skyline Mgr., LLC,

a limited liability company

its general partner

	By:	/s/ Rick Katzenbach

Name:	Rick Katzenbach
Its:	Manager/Member

2 – AMENDMENT TO

AGREEMENT FOR PURCHASE AND SALE